SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2004

Brandywine Operating Partnership, L.P.

(Exact name of issuer as specified in charter)

MARYLAND	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

401 Plymouth Road, Suite 500
Plymouth Meeting, Pennsylvania 19462
(Address of principal executive offices)

(610) 325-5600
(Registrant’s telephone number, including area code)

Item 5. Other Events

               On July 1, 2004, Brandywine Realty Trust (the “Company”) and Brandywine Operating Partnership, L.P. (the “Partnership”) filed a Registration Statement on Form S-3 (the “Registration Statement”) with the Securities and Exchange Commission to register: (i) common shares of beneficial interest, preferred shares of beneficial interest, depositary shares and warrants of the Company; (ii) debt securities of the Partnership (“Debt Securities”); and (iii) full and unconditional guaranties of the Debt Securities by the Company and certain wholly-owned subsidiaries of the Partnership (the “Subsidiary Guarantors”). The Partnership has other subsidiaries (“Non-Guarantor Subsidiaries”) that are not Subsidiary Guarantors. In order to comply with the financial statement requirements applicable to the registration of the guaranties of the Subsidiary Guarantors, the Partnership is filing as Exhibit 99.1 to this Current Report on Form 8-K the financial statements identified in Exhibit 99.1 (the “Financial Statements”) and incorporating herein by reference the Financial Statements.

Item 7. Financial Statements and Exhibits

Exhibits

99.1	Financial Statements and Schedules of Brandywine Operating Partnership, L.P.

Signatures

               Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Brandywine Operating Partnership, L.P.

By: Brandywine Realty Trust, its General Partner

Date: July 1, 2004	By:	/s/ Gerard H. Sweeney

Gerard H. Sweeney
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Financial Statements and Schedules of Brandywine Operating Partnership, L.P.